                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CNB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF CNB
FINANCIAL CORPORATION]
P.O. Box 42
Clearfield, PA 16830


                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 21, 1998, at 2:00 P.M. for the following purposes:

  1. ELECTION OF DIRECTORS: The election of five Class 2 directors to serve until the Annual Meeting in the year 2001 or until their respective successors are elected and qualified.

  2. AMENDMENT TO ARTICLES OF INCORPORATION: To consider and act on a proposed amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 2,500,000 shares to 10,000,000 shares and to decrease the par value of the common stock to $1.00 per share.

  3. TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 11, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  The annual report to shareholders for the year ended December 31, 1997 and a form of proxy are enclosed.

  YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.

                                    By Order of the Board of Directors,

                                    /s/ William A. Franson

                                    William A. Franson
                                    Secretary


Clearfield, Pennsylvania
March 26, 1998

                       This page left intentionally blank

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                            TUESDAY, APRIL 21, 1998

  CNB Financial Corporation (the "Corporation") is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The only subsidiary of the Corporation is County National Bank (the "Bank").

  The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 21, 1998. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 26, 1998.

  A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

  The enclosed proxy is revocable at any time prior to the actual voting of such proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with the instructions, if any. Unless otherwise directed, proxies will be voted in favor of (1) the election as directors of the five nominees named under the caption "Election of Directors" herein and in favor of (2) amending the Articles of Incorporation as set forth in the Notice of Meeting. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.

  The Board of Directors has fixed the close of business on March 11, 1998, as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 1,722,834 shares of common stock outstanding on the Record Date.

  In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the directors to be elected or to cumulate such votes and give one candidate as many votes as the number of directors to be elected multiplied by the number of owned shares, or to distribute these votes among as many candidates in such numbers as the owner deems fit. The affirmative vote of a majority of the votes cast on the matter is required for the approval of such other matters as may properly come before the meeting.

  As of the Record Date, there were 1,432 registered owners of the 1,722,834 shares of common stock then outstanding. To the knowledge of the Corporation, no persons owned of record or beneficially on the Record Date more than five percent (5%) of the outstanding common stock of the Corporation. At the Record Date, all officers and directors of the Corporation as a group beneficially owned 169,197 shares or 9.79% of the shares outstanding.

                           1. ELECTION OF DIRECTORS

  The By-Laws of the Corporation provide that the Board of Directors shall consist of no more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at fifteen.

  Directors are elected for three year terms with one-third of the total normally elected each year. Of the persons named below, all of whom are members of the present Board of Directors, five are nominated to serve as Class 2 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2001) or until their respective successors have been duly elected and have qualified. The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.


NOMINEES: Class 2 directors for a three year term expiring at annual shareholders meeting in the year 2001.

                                                                                            Shares              Percent of
                                                  Business Experience            Director   Beneficially        Beneficial Ownership
Name                                         Age  (Past Five Years)              Since      Owned (1) (2)       if 1.00% or More
------------------------------------------------------------------------------------------------------------------------------------

Richard D. Gathagan                           56  President & Owner of           11/8/88     8,607 (3)                   --
                                                  Pharmaceutical & Medical
                                                  Companies (Health Care)

                                                  Formerly Owner-Life Support
                                                  Products (Health Care)

Dennis L. Merrey                              49  President, Clearfield           6/4/91     4,836 (4) (5)               --
                                                  Powdered Metals, Inc.
                                                  (Manufacturer)

William R. Owens                              60  Retired, Formerly              2/15/83     9,000                       --
                                                  V. Pres., Sec., and Treas.
                                                  CNB Financial Corporation

                                                  Formerly President and
                                                  Chief Executive Officer
                                                  County National Bank

Carl J. Peterson                              60  Assistant Secretary            1/28/92     5,562 (3) (6)               --
                                                  CNB Financial Corporation

                                                  Senior Vice President
                                                  & Trust Officer
                                                  County National Bank

Robert G. Spencer                             66  President                      2/15/83    11,786 (4)                   --
                                                  Hepburnia Coal Sales Corp.
                                                  (Coal Producer)

The following Class 1 directors terms expire at the time of the annual meeting in 1999.

William F. Falger                             50  Executive Vice President       4/16/96       761 (3) (5)               --
                                                  CNB Financial Corporation                  2,604 (6)

                                                  President and Chief
                                                  Executive Officer
                                                  County National Bank

James J. Leitzinger                           59  President                      10/4/83    23,012 (3) (4) (5)           1.34%
                                                  Leitzinger Realty
                                                  (Real Estate Investments)

Jeffrey S. Powell                             33  President                      12/27/94    6,610 (3)                   --
                                                  J. J. Powell, Inc.
                                                  (Petroleum Wholesaler-
                                                  Retailer)

Peter F. Smith                                43  Attorney at Law                 9/12/89    5,400                       --

L. E. Soult, Jr.                              69  Vice President & Treasurer      1/10/67   53,472 (3) (4)               3.10%
                                                  Soult Wholesale Co.
                                                  (Building Material
                                                  Wholesaler)

The following Class 3 directors terms expire at the time of the annual meeting in 2000.

Robert E. Brown                               56  President                       2/15/83    8,028 (3)                   --
                                                  E. M. Brown, Inc.
                                                  (Coal Producer)

James P. Moore                                62  President and                   4/13/82    4,791 (3) (5)               --
                                                  Chief Executive Officer
                                                  CNB Financial Corporation

                                                  Chairman of the Board
                                                  County National Bank

Robert C. Penoyer                             63  President                       2/15/83    6,042 (3) (4) (5)           --
                                                  Penoyer Contracting Co., Inc.
                                                  (Contractor)

Edward B. Reighard                            84  Retired                         2/15/83    5,844 (4) (5)               --

Joseph L. Waroquier, Sr.                      64  President                       5/13/86   11,880 (3)                   --
                                                  Waroquier Coal, Inc.
                                                  (Coal Producer)

Beneficial Ownership of Other Named Executive Officers:

William A. Franson                                Secretary                                    962 (5)                   --
                                                  CNBFinancial Corporation                   2,604 (6)
                                                  Executive Vice President
                                                  and Cashier Chief Operating
                                                  Officer County National Bank

(1) Information furnished by directors and executive officers.
(2) The shares "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date or has the right to acquire beneficial ownership within 60 days after the Record Date.
(3) This figure includes joint ownership with relatives as to which the director has joint voting or investment powers.
(4) This figure includes indirect ownership of shares as to which the director has voting or investment powers.
(5) This figure includes shares through a trust or pension plan agreement.
(6) This figure includes shared voting rights for shares indirectly held in trust for the Bank's 401(k) employees' savings plan.

2. AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES
               OF COMMON STOCK AND THE PAR VALUE OF COMMON STOCK

  The Board of Directors proposes and recommends an amendment to Article 5 of the Articles of Incorporation to increase the number of shares of Corporation common stock to 10,000,000 shares and to reduce the par value of the common stock to $1.00 per share. The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon is necessary for adoption of this proposal.

  The action recommended by the Board of Directors and unanimously approved at its board meeting on January 27, 1998 is an amendment to Article 5 of the Articles of Incorporation so as to read in its entirety as follows:

     "The total number of authorized shares shall be 10,000,000 with a par value of $1.00. The shares of the Corporation shall not have preemptive rights but shall have the right of cumulative voting in regard to the election of directors only as hereinafter set forth."

  The text of Article 5 in its present form, which would remain in effect if this proposal is not approved, is as follows:

     "The total number of authorized shares shall be 2,500,000 with a par value of $4.00. The shares of the Corporation shall not have preemptive rights but shall have the right of cumulative voting in regard to the election of directors only as hereinafter set forth."

  The purpose of increasing the number of shares of common stock is to provide additional shares which could be used for proper corporate purposes including acquisitions, financing, stock dividends, stock splits, equity based employment benefit plans and other purposes, some of which activities will not require further shareholder approval. Unless required by applicable law or regulation, it is not expected that further shareholder approval will be sought prior to issuance. This availability would enable the Board of Directors and management to act with flexibility and dispatch when favorable opportunities arise to expand or strengthen the corporation's business.

  Each additional share of common stock authorized by the proposed amendment will have the same rights and privileges as each share of common stock currently authorized and outstanding. Shareholders of common stock have no preemptive rights to receive or purchase any shares of the presently authorized but unissued common stock or to the shares authorized by the proposed amendment.

  On the record date, 1,728,000 of the authorized 2,500,000 shares of common stock were issued. The Board of Directors has authorized a two-for-one stock split to shareholders of record on April 30, 1998 should the shareholders authorize this item 2. AMENDMENT TO THE ARTICLES OF INCORPORATION at this annual meeting. This stock split would require 1,728,000 shares resulting in total shares issued of 3,456,000 shares. Except for the 2 for 1 stock split, the Corporation has no present plans, arrangements, agreements or understandings, written or oral, for the issuance of any of the additional shares of common stock.

  The following table reflects the capitalization of the Corporation at December 31, 1997 with the par value of the stock at $4.00 and at $1.00 post split respectively.


                                                      $1.00 Par Value
                                    $4.00 Par Value   Split Adjusted
                                    ---------------   ---------------
Common Stock, 1,728,000 shares        $ 6,912,000       $ 3,456,000
  outstanding at December 31, 1997
Surplus                                         0         3,456,000
Undivided Profits                      34,246,000        34,246,000
                                    ---------------   ---------------
                                      $41,158,000       $41,158,000

  The Board of Directors recommends the shareholders vote for the increase in authorized common stock and the decrease in the par value of the common stock.


                               3. OTHER MATTERS

  The Boards of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors held thirty-three meetings during 1997.

  The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Examining Committee (audit committee), a Personnel Committee, an Executive Compensation Committee and a Nominating Committee.

  The Examining Committee met five times during 1997. This Committee consists of Edward B. Reighard, Chairman; Dennis L. Merrey; Robert C. Penoyer; Jeffrey S. Powell; Robert G. Spencer and Joseph L. Waroquier, Sr. It meets quarterly with the internal auditor and, periodically, with the Corporation's independent public accountants to review accounting, auditing and financial reporting matters, including the review of audit plans.

  The Personnel Committee met four times in 1997 and consists of Robert G. Spencer, Chairman; Richard D. Gathagan; Dennis L. Merrey and Peter F. Smith. This Committee reviews personnel policies and makes recommendations to the Boards of Directors regarding all salary ranges and benefit programs.

  The Executive Compensation Committee consists of William R. Owens, Chairman; Robert E. Brown; Richard D. Gathagan; Dennis L. Merrey; Peter F. Smith and Robert G. Spencer. The Committee met eight times during 1997. See "Executive Compensation - Executive Compensation Committee."

  The Nominating Committee met twice during 1997. The Committee consists of Peter F. Smith, Chairman; Robert E. Brown; Richard D. Gathagan; Jeffrey S. Powell and L.E. Soult, Jr. Its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the first page of this Proxy Statement. Any nomination is subject to Article V, Section 2 of the By-Laws.

  Directors L.E. Soult, Jr., James P. Moore and William F. Falger are ex officio members of all committees if not otherwise named, except the Examining Committee as to Messrs. Moore and Falger.

                            EXECUTIVE COMPENSATION

Report of the Executive Compensation Committee

  The Executive Compensation Committee ("Committee") is composed of six non-employee, independent directors selected from the Boards of Directors of the Corporation and the Bank.

  The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. In discharging these responsibilities, the Committee seeks to maintain a position of "equity" with respect to the balancing of interests of the shareholder with those of the executive officers.

  At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the group. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.

Executive Compensation Philosophy & Policy

  The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.

  Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on the Corporation's overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.

  The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

  1. Base compensation levels for the Corporation's executive officers that are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as the United States. The committee also takes into account individual experience and performance of executive officers relative to the specific needs of the Corporation.

  2. Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of the Corporation and the individual performance appraisals of the executive officers.

  3. Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus executive management on key performance factors leading to successful performance by the Corporation.

  4. The utilization of "qualified" programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

  This executive compensation philosophy and policy has been developed to help the Executive Compensation Committee meet the objective of the executive compensation plan. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

Executive Compensation Programs

  The primary components of the executive compensation program are base salaries and base benefits. Base salaries are defined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.

  Executive officers participate in the normal benefits programs available to employees of the Bank, e.g., pension plan, savings plan, group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all salaried employees.

  In 1995, the Committee established an Executive Incentive Compensation Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation's annual goals set at the beginning of the fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for asset growth, operating efficiency, loan growth and quality and trust asset growth and profitability.

  Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites.

Chief Executive Officer Compensation

  The 1997 salary for the Corporation's Chief Executive Officer, James P. Moore, was $164,800.00 which was an increase of 3.5% over 1996. In setting Mr. Moore's salary, the Committee considered the Corporation's prior year and long-term performance along with Mr. Moore's role in the achievement of these performance levels. A $4,000 incentive bonus was paid based upon specific achievements during 1996 within the executive compensation incentive program established by this Committee.

1997 Executive Compensation Actions

  The Committee utilizes a peer group of thirty single bank holding companies and banks in Pennsylvania for comparison purposes when evaluating the Corporation's financial performance and the salary and benefits of the three highest paid executives. This peer group was also utilized to establish the performance targets under the 1997 Executive Incentive Compensation Plan. Incentive awards for 1997 are determined and awarded in the first quarter of the following year.

  Submitted by the Executive Compensation Committee:
  William R. Owens, Chairman    Richard D. Gathagan  Peter F. Smith
  Robert E. Brown               Dennis L. Merrey     Robert G. Spencer
                                                     L.E. Soult, Jr., Ex Officio

Summary Compensation Table

  The following table shows, for the fiscal years ended December 31, 1995, 1996 and 1997, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each executive officer of the Corporation whose total annual salary and bonus exceeded $100,000 for any of these years.

                                                                                Long-Term Compensation
                                                                         ----------------------------------
                            Annual Compensation                                    Awards           Payouts
--------------------------------------------------------------------------------------------------------------------------
Name and                                                   Other Annual    Restricted    Options/     LTIP     All Other
Principal                               Salary    Bonus    Compensation  Stock Award(s)    SARs     Payouts   Compensation
Position                     Year        ($)      ($) [3]    ($) [1]          ($)          (#)        ($)       ($) [2]
--------------------------------------------------------------------------------------------------------------------------
James P. Moore,              1997       164,800     4,000       0              0            0         0         22,410
President and CEO of         1996       159,300         0       0              0            0         0         21,031
CNB Financial Corp.          1995       155,330         0       0              0            0         0         21,116
Chairman of the Board of
County National Bank
--------------------------------------------------------------------------------------------------------------------------
William F. Falger,           1997       133,900    13,000       0              0            0         0         18,312
Executive Vice-              1996       128,949         0       0              0            0         0         18,073
President of                 1995       122,240         0       0              0            0         0         15,694
CNB Financial Corp.
President and CEO of
County National Bank
--------------------------------------------------------------------------------------------------------------------------
William A. Franson,          1997       108,150     9,188       0              0            0         0         14,256
Secretary of                 1996       104,550         0       0              0            0         0         13,997
CNB Financial Corp.          1995       100,750         0       0              0            0         0         12,232
Executive Vice President,
Cashier and COO of
County National Bank
--------------------------------------------------------------------------------------------------------------------------
Carl J. Peterson,            1997        92,185    13,984       0              0            0         0         11,688
Assistant Secretary          1996        89,149         0       0              0            0         0         11,353
CNB Financial Corp.          1995        86,997         0       0              0            0         0         10,811
Senior Vice President,
& Trust Officer of
County National Bank
--------------------------------------------------------------------------------------------------------------------------

[1] It is the policy of the Corporation to pay dues to certain service and social organizations for the executive officers. The incremental costs of these items were minimal and did not exceed the lesser of 10% of total compensation or $50,000 for any named executive officer.

[2] Figures stated in this column include contributions to the County National Bank Money Purchase Pension Plan, 401(K) Savings Plan and term life insurance premiums.

[3] All bonuses paid in 1997 were the result of incentive compensation awards earned in 1996.

Pension Plan

  The Corporation does not have a retirement plan. The Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and employees, 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The salary contribution per participant is 9% of total salary plus 5.7% of salary in excess of $65,400, but subject to a $160,000 salary limit. The total annual contribution to the retirement plan for the year 1997 was $373,812. Employees become vested after five years service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer's contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

  The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 10% of their annual salary into the Plan. Under the Tax Reform Act, participants' contributions were limited, during 1997, to $9,500.00, and also subject to the $160,000 compensation limit. All officers and employees of County National Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions equal to 25% of the participant's contribution up to 4% of the participant's salary in the form of corporation stock. The Bank's total contribution to the savings plan was $31,334 for the year. All participant's contributions, at the participant's election, are invested among several mutual fund options maintained by the Bank as Trustee during 1997. The Bank's contributions to the Savings Plan in 1997 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Executive Compensation Committee is composed of Chairman Owens and Messrs. Brown, Gathagan, Merrey, Smith and Spencer. Mr. Owens was formally an officer of the Corporation and the Bank. Mr. Smith is general counsel for the Corporation and the Bank.


COMPENSATION OF DIRECTORS

  Members of the Corporation's Board of Directors who are not employees of the Corporation or the Bank are paid a quarterly retainer fee of $125 and also $150 for attendance at each board and committee meeting. Members of the Bank's Board of Directors who are not employees of the Corporation or the Bank were paid $325 for attendance at each Board meeting and $200 for attendance at each committee meeting. Committee Chairpersons are paid $250 for each meeting attended. Non-Executive Corporate Board Chairperson is also paid a $1,250 quarterly retainer fee.


CERTAIN TRANSACTIONS

  Directors and officers of The Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been made in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

  From time to time, The Corporation and the Bank may purchase materials or services from directors or from companies with which directors are associated. The disclosures that apply in this regard appear under the section of Compensation Committee Interlocks.


DIRECTORS DEFERRED COMPENSATION PLAN

  On December 16, 1997, the directors approved a Directors Deferred Compensation Plan whereby, annually, outside directors can elect the level of participation of their director compensation to be deferred. All deferred compensation will be a general liability of this Corporation and Bank, respectively. This is a phantom stock plan whereby any appreciation or depreciation in each directors account value will reflect precisely CNB Financial Corporation common stock performance including cash dividends. Deferred fees will serve as a funding source for a trust. Investments are expected to closely match the appreciated or depreciated liability. Any variance will be adjusted by an expense or gain to the Corporation or Bank. In addition to the tax advantages to the directors, they are each additionally incented toward the general performance of the Corporation's common stock. Accounting treatment for this plan is subject to the Financial Accounting Standards Board Statement #123.

                               PERFORMANCE GRAPH

  The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.

--------------------------------------------------------------------------------

                           CNB Financial Corporation
                            Stock Price Performance



                                 Period Ending

                        12-31-92   12-31-93   12-31-94   12-31-95   12-31-96   12-31-97
---------------------------------------------------------------------------------------
CNB Financial Corp.    $  100.00  $  119.39  $  136.18  $  218.28  $  215.02  $  339.42
---------------------------------------------------------------------------------------
NASDAQ - TOTAL US      $  100.00  $  114.80  $  112.21  $  158.70  $  195.19  $  239.53
---------------------------------------------------------------------------------------
NASDAQ BANK INDEX      $  100.00  $  114.04  $  113.63  $  169.22  $  223.41  $  377.44
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

SNL Securities LC
Charlottesville, VA

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has engaged the firm of Ernst & Young LLP, Pittsburgh, PA Certified Public Accountants as independent auditors to examine the financial statements of the Corporation and its subsidiary for the year ending December 31, 1998. The firm has acted in this capacity since August 24, 1993. Representatives of the accounting firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement and answer appropriate questions regarding the Corporation and the Bank.

SHAREHOLDER PROPOSALS

  The Board of Directors will consider shareholder proposals for the 1999 annual meeting. Any shareholder wishing to make a proposal to be considered for inclusion in the proxy statement for the 1999 annual meeting of shareholders should forward a written copy of such proposal to James P. Moore, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 24, 1998.



                                       By Order of the Board of Directors,

                                       /s/ William A. Franson

                                       William A. Franson
                                       Secretary

Clearfield, Pennsylvania
March 26, 1998

PROXY                            [LOGO OF CNB                              PROXY
                            FINANCIAL COROPORATION]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            PROXY FOR ANNUAL MEETING
                         OF SHAREHOLDERS APRIL 21, 1998

The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned's name(s) at the Annual Meeting of Shareholders to be held at the office of CNBFinancial Corporation/County National Bank, One South Second Street, Clearfield, PA 16830 on April 21, 1998 or at any adjournment thereof.

1.  ELECTION OF DIRECTORS:

To elect the persons named below to serve as Class 2 Directors until the Annual Meeting in the year 2001 or until their successors are duly elected.

[_] FOR                 [_] FOR                [_] WITHHOLD
    all nominees            all nominees           for all nominees
                            except those
                            which I/we with-
                            hold authority
                            *(see INSTRUCTION
                            below)

Richard D. Gathagan                 William R. Owens           Robert G. Spencer
Dennis L. Merrey                    Carl J. Peterson

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE(S), WRITE NOMINEE'S NAME(S)
IN THIS SPACE.

________________________________________________________________________________





________________________________________________________________________________


2. AMENDMENT TO ARTICLES OF INCORPORATION: To increase the number of authorized shares of common stock to 10,000,000 shares and to decrease the par value to $1.00 per share.

[_] FOR                 [_] AGAINST            [_] ABSTAIN


3. Transact such other business as may properly come before said meeting. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE NAMED PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

This proxy confers discretionary authority to vote FOR the proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Number of shares
of record on
March 11, 1998                          Dated __________________________ 19_____

_____________________                   ________________________________________
                                                         Signature


                                        ________________________________________
                                                         Signature

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.